Exhibit 99.2

State Bancorp, Inc. Annual Stockholders’ Meeting
Slide Presentation
April 28, 2009

Forward-Looking Statements and Risk Factors

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “is confident that,” and similar expressions are intended to identify forward-looking statements. The forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan and lease or investment portfolios, demand for loan and lease products, demand for financial services in the Company’s primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing and services and those risks detailed in the Company’s periodic reports filed with the SEC. Investors are encouraged to access the Company’s periodic reports filed with the SEC for financial and business information regarding the Company at www.statebankofli.com. The Company undertakes no obligation to publish revised events or circumstances after the date hereof.

STATE BANCORP, INC.

Annual Stockholders' Meeting

April 28, 2009

State Bancorp, Inc.

Thomas M. O'Brien

President and CEO

Agenda

- Welcome
- The Year in Review
- Financial Performance
- Economic Outlook for 2009
- Building Our Business
- Questions and Discussion

Forward Looking Statements And Risk Factors

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify forward-looking statements. The forward-looking statements involve risk and uncertainty and a variety of factors that could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in: market interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, the quality and composition of the loan or investment portfolios, demand for loan products, demand for financial services in the Company's primary trade area, litigation, tax and other regulatory matters, accounting principles and guidelines, other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing and services and those risks detailed in the Company's periodic reports filed with the SEC. Investors are encouraged to access the Company's periodic reports filed with the SEC for financial and business information regarding the Company at www.statebankofli.com. The Company undertakes no obligation to publish revised events or circumstances after the date hereof.

Non-GAAP Disclosure

The Company believes these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Liquidity Crisis

Volatility

Market Confidence

Trillions

Recession

Unprecedented

Credit Crisis

Economic Value

Declining Housing Values

Continued Improvement Of Operating Efficiencies

- Leasing subsidiary sale completed
- Dissolved Delaware subsidiary to remove operational complexity in balance sheet management
- Continued expense reduction initiatives resulting in improved operating efficiency ratio

Solidifying The Foundation

- Aligned compensation programs to correspond with our culture of accountability and ownership
- Re-organized Commercial Lending into specialty teams clearly focused on Corporate, Commercial Real Estate and Small Business Lending

Building The Brand

- Began process of renovating and enhancing our branch facilities and signage

Financial Performance

STATE BANCORP, INC.

Net Income

2004 - 2008



$15
$10
$5
$0
-$5
-$10
-$15
-$20
-$25
-$30
-$35
-$40
In Millions
13.4
(36.5)
11.5
6.2
1.8
2004
2005
2006
2007
2008

1Q08 & 1Q09



$15
$10
$5
$0
-$5
-$10
In Millions
3.0
(5.1)
1Q 2008
1Q 2009

State Bancorp, Inc.

Revenue

2004 - 2008



$70
$60
$50
$40
$30
$20
$10
$0
In Millions
7.0
57.2
5.8
58.5
5.7
62.2
5.4
60.2
0.4
62.9
2004
2005
2006
2007
2008

1Q08 & 1Q09



$70
$60
$50
$40
$30
$20
$10
$0
-$10
In Millions
1.5
15.6
15.3
(2.7)
1Q 2008
1Q 2009

Non-Interest Income
Net Interest Income

State Bancorp, Inc.

Revenue: Non-Interest Income (Non-GAAP)

(excluding Securities Gains and Losses)



$7
$6
$5
$4
$3
$2
$1
$0
In Millions
+17%
4.9
4.9
5.8
5.6
6.5
2004
2005
2006
2007
2008

STATE BANCORP, INC.

Operating Expenses

2004 - 2008



$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
-$10
In Millions
41.0
124.6
37.6
51.9
43.8
2004
2005
2006
2007
2008

1Q08 & 1Q09



$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
In Millions
11.1
10.2
1Q 2008
1Q 2009

	2004	2005	2006	2007	2008
Salaries & Employee Benefits	23.9	26.2	27.1	30.4	22.9
Legal	2.9	83.6	(5.5)	2.7	3.1
Other	14.2	14.8	16.0	18.8	17.8
TOTAL	41.0	124.6	37.6	51.9	43.8

STATE BANCORP, INC.

Employee Count


365
350
335
320
305
290
275
260
245
230
215
200
345
368
371
344
295
2004
2005
2006
2007
2008

State Bancorp, Inc.

Loans and Leases



Year-End
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
34.8
743.4
49.2
842.9
62.6
921.1
66.5
974.5
1,122.5
2004
2005
2006
2007
2008
Leasing Subsidiary
State Bank

STATE BANCORP, INC.


2008 Total Loan Portfolio
$1.1 Billion
5%
Total Non-Performing Loans
$16.1 Million
61%
Real Estate - Residential Construction
Other

State Bancorp, Inc.

Deposits



Year-End
In Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1,269.6
1,411.6
1,566.2
1,329.9
1,481.0
23%
52%
25%
24%
49%
27%
20%
40%
40%
25%
43%
32%
24%
41%
35%
2004
2005
2006
2007
2008
Demand
Savings
Time

STATE BANCORP, INC.

Net Interest Margin


5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2004
2005
2006
2007
2008
2009

Capital


16%
14%
12%
10%
8%
6%
4%
2%
0%
Total Capital / Risk-Weighted Assets
Tangible Common Equity Ratio
1Q 2Q 3Q 4Q
2004
1Q 2Q 3Q 4Q
2005
1Q 2Q 3Q 4Q
2006
1Q 2Q 3Q 4Q
2007
1Q 2Q 3Q 4Q
2008
1Q
2009

State Bancorp, Inc.

Income Statement Comparison (Non-GAAP)

For the Fiscal Years Ended December 31, 2008
and December 31, 2007
(In thousands)

	2008	2007	% Change
Net Interest Income	$ 62,870	$ 60,165	4%
Non-Interest Income (non-GAAP)*	$ 6,520	$ 5,594	17%
Total Income (non-GAAP)*	**$ 69,390**	**$ 65,759**	**6%**
Operating Expenses (non-GAAP)	$ 43,751	$ 49,522	-12%
Goodwill Impairment	$ -	$ 2,391	-100%
Total Expenses	**$ 43,751**	**$ 51,913**	**-16%**
Pre-Tax Income before Loan Loss Provision & Securities Losses (non-GAAP)	**$ 25,639**	**$ 13,846**	**85%**
Loan Loss Provision & Securities Losses (non-GAAP)	**$ 23,381**	**$ 4,681**	**399%**
Income Before Taxes	**$ 2,258**	**$ 9,165**	**-75%**

* Excluding securities losses of $(6,155) and $(219) in 2008 and 2007 respectively

Economic Outlook

2009 Economic Outlook

- Housing price softness and weakened consumer spending remain a concern
- Recessionary forces will continue to affect business expansion plans
- Non-US Treasury credit markets will continue to come under recessionary pressure
- Anticipate elevated levels of charge-offs and provisioning
- Financial industry will continue to face challenges with asset quality and capital levels
- Banking industry outlook will remain uncertain

Building Our Business

Building Our Business

Profitability

- Increase both our lending and deposit portfolios through the attraction of new and vibrant clients
- Carefully manage and monitor our loan portfolio working aggressively to mitigate existing risk
- Continue improvement of operating efficiencies

Service Delivery

- Attract, develop, and retain highly experienced business banking professionals
- Broaden culture of professional empowerment and personal accountability
- Improve processing efficiencies and customer service delivery through enhanced technology infrastructure
- Build business by strengthening client relationships

Building Our Business

Branding

- Strengthen community visibility through the volunteer efforts of "Team State Bank"
- Continue process of renovating Bank branches to reflect new brand identity
- Strategically broaden brand messaging through selected media channels

Huntington Branch



Before

After


STATE BANK

Huntington Branch


STATE BANK
of Long Island

Before

After


STATE BANK


STATE BANK
STATE BANK

Summary

We Are Well Positioned To Face Future Challenges And Capitalize On Opportunities As We:

- Reduce unacceptable complexity and risks in our business
- Maintain an aggressive approach to handling higher risk credits
- Continue improvement of operating efficiencies
- Continue prudent management of balance sheet and capital levels
- Employ a highly competent team of business banking professionals who develop and maintain strong client connections
- Align employees' interests with stockholders through compensation programs including ESOP
- Continue to increase corporate visibility

Thank You!

Questions
&
Discussion